                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2002


                         Commission File Number 0-12788

                          CASEY'S GENERAL STORES, INC.
             (Exact name of registrant as specified in its charter)


                IOWA                                42-0935283
    (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)              Identification Number)


                       ONE CONVENIENCE BLVD., ANKENY, IOWA
                    (Address of principal executive offices)


                                      50021
                                   (Zip Code)


                                 (515) 965-6100
              (Registrant's telephone number, including area code)


                                      NONE
                          (Former name, former address
                          if changed since last report)

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits.

                  The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

Item 9.   Regulation FD Disclosure.
          ------------------------

          The principal executive officer and principal financial officer of Casey's General Stores, Inc. (the "Company") have each sent, by overnight delivery, a "Statement Under Oath of Principal Executive Officer/Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings" to the Securities and Exchange Commission (the "Commission"), as required by Order 4-460 issued by the Commission on June 27, 2002. Each of the Statements was in the form prescribed by the Commission without modification or qualification. Copies of the Statements are being filed as exhibits to this Current Report on Form 8-K.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CASEY'S GENERAL STORES, INC.



Date:   September 12, 2002             By:    /s/ Jamie H. Shaffer
                                              --------------------------------
                                       Name:  Jamie H. Shaffer
                                       Title: Vice President & Chief Financial
                                              Officer



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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit        Description
-------        -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



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